UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2019

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The National Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

EXPLANATORY NOTE

Item 1.01. Entry into a Material Definitive Agreement

LM Funding America, Inc. (“LMFA”) entered into a Loan Agreement and Promissory Note (“Craven Loan”) with Craven House North America, LLC (“Craven”) in which LMFA loaned $1,500,000.00 to Craven on December 29, 2019.  The Craven Loan matures on April 15, 2020 and bears interest at 6% annually. The Craven Note is secured by 640,000 LMFA shares owned by Craven and a general first priority secured interest in the assets of Craven including the Convertible Promissory Noted dated January 16, 2018 in principal amount of $3,461,782 issued by LMFA in favor of Craven (“LMFA Convertible Note”).

Under the terms of the Craven Loan, Craven has agreed to extend the maturity date of the LMFA Convertible Note from January 16, 2020 to April 15, 2021.  Craven also agreed to waive restrictions contained in the Convertible Note prohibiting LMFA from undertaking a Fundamental Transaction including a Change of Control transaction and other debt or equity transactions. LMFA has engaged Maxim Group, LLC for investment banking and advisory services.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2018, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Craven Secured Promissory Note
1.2	Craven Secured Term Loan Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Date: January 2, 2020